UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No. )

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AMPAL-AMERICAN ISRAEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMPAL-AMERICAN ISRAEL CORPORATION
111 ARLOZOROV STREET
TEL AVIV, ISRAEL 62098

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 20, 2004

Dear Shareholder:

     You are cordially invited to attend the annual meeting (the “Annual Meeting”) of the shareholders of Ampal-American Israel Corporation (the “Company” or “Ampal”) which will be held at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, 31st floor, New York, NY 10104, on October 20, 2004, at 10:00 a.m., local time, to consider and act upon the following matters:

1.	To elect eight (8) directors to the Board of Directors of the Company to hold office for one year terms and until their respective successors shall be elected and qualified;

2.

To ratify the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as the independent auditors of the Company for the fiscal year ending December 31, 2004; and

3.	To transact such other business as may properly come before said meeting or any adjournment(s) or postponement(s) thereof.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

     The Board of Directors of the Company has fixed the close of business on September 30, 2004 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

     Please vote, date, sign and mail the enclosed Proxy in the return envelope. You will not need postage if you mail it from within the United States. A prompt response will be helpful and appreciated.

By Order of the Board of Directors,

JACK BIGIO
President and Chief Executive Officer

Tel Aviv, Israel
October 8, 2004

YOUR VOTE IS IMPORTANT. PLEASE VOTE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

AMPAL-AMERICAN ISRAEL CORPORATION

PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 20, 2004

     This Proxy Statement is being furnished to the holders of Class A Stock, $1.00 par value (the “Class A Stock”), of Ampal-American Israel Corporation (the “Company” or “Ampal”) in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) for use at the annual meeting of the shareholders of the Company to be held on October 20, 2004, and at any adjournment(s) or postponement(s) thereof (the “Annual Meeting”). The mailing address of our principal executive office is 111 Arlozorov Street, Tel Aviv, Israel 62098. This Proxy Statement and enclosed proxy card are first being mailed to the shareholders of the Company entitled to vote at the Annual Meeting on or about October 8, 2004. In an effort to present the information contained in this Proxy Statement in a clear manner, the Company has decided to use a question and answer format.

Q:	What am I voting on?

     Election of Ampal’s eight directors for one-year terms, and ratification of the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited (“Kesselman & Kesselman”), as the independent auditors of the Company for the fiscal year ending December 31, 2004.

Q:	Who is entitled to vote?

     Holders of the Class A Stock as of the close of business on September 30, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. As of such date, the Company had 19,872,305 shares of Class A Stock outstanding (excluding treasury shares). Each shareholder is entitled to one vote for each share of Class A Stock held on the Record Date. The Class A Stock does not have cumulative voting rights.

Q:	How can I get a copy of Ampal’s Annual Report on Form 10-K?

     Upon request, the Company will provide, without charge to any shareholder entitled to vote at the Annual Meeting, a copy of Ampal’s annual report on Form 10-K to the Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2003. Such request should be made to the Secretary of the Company at the address shown on the accompanying Notice of Annual Meeting of Shareholders. The Company’s annual report on Form 10-K, as well as its other filings with the SEC, are available via the Internet at the Company’s website at http://www.ampal.com and at the SEC’s website at http://www.sec.gov.

Q:	How can I review Ampal’s financial statements for the fiscal year ended December 31, 2003?

     A copy of Ampal’s 2003 annual report on Form 10-K containing the Company’s audited financial statements for the fiscal year ended December 31, 2003 has been mailed with this Proxy Statement to all holders of Class A Stock entitled to vote at the Annual Meeting on or about October 8, 2004.

Q:	Who are the principal shareholders of Ampal and how will they vote?

     As of the Record Date, Y.M. Noy Investments Ltd. (“Noy”) was the holder of approximately 59.13% of the outstanding Class A Stock. Noy is the only holder of more than 5% of the Class A Stock known to the Company. (See “Security Ownership of Certain Beneficial Owners” regarding the principal shareholders.) Noy has advised the Company that it will vote in favor of the Board’s slate of nominees for directors and in favor of the ratification of the appointment of Kesselman & Kesselman as the independent auditors of the Company for the fiscal year ending December 31, 2004.

Q:	Who is bearing the cost of preparing this Proxy Statement?

     The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and the proxy card is being borne by the Company. The Company will also reimburse brokers who are holders of record of shares of the Company for their expenses in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

Q.	Besides shareholders, who else will attend the Annual Meeting?

     Some of the directors of Ampal, senior management of Ampal and representatives of Mellon Investor Services, the Company’s transfer agent, will be present at the Annual Meeting. Additionally, representatives of Kesselman & Kesselman, whom the Audit Committee of the Board has appointed to be the Company’s independent auditors for the fiscal year ending December 31, 2004, are expected to be present, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Q:	What constitutes a quorum?

     The holders of record of one-third of the outstanding Class A Stock entitled to vote at any meeting of shareholders constitute a quorum for the Annual Meeting. Since as of the Record Date 19,872,305 of Class A Stock were outstanding (excluding treasury shares), a quorum equals 6,624,102 shares of Class A Stock. All votes will be tabulated by the inspector of elections appointed for the meeting. The inspector of elections will also determine whether or not a quorum is present.

Q:	How do I vote using the proxy?

     Sign your name exactly as it appears in the proxy, and return it in the enclosed prepaid envelope. IF YOU SIGN YOUR PROXY BUT DO NOT INDICATE YOUR VOTING PREFERENCES, YOUR VOTE WILL BE COUNTED FOR ALL OF THE BOARD’S NOMINEES FOR DIRECTORS AND THE RATIFICATION OF THE COMPANY’S INDEPENDENT AUDITORS. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Q:	May I revoke my proxy?

     A proxy may be revoked at any time before it is exercised at the Annual Meeting by notifying the Company’s Secretary in writing or by returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting (although your attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

Q:	How many votes are needed for the election of a director?

     The election of a nominee director requires a plurality of the votes cast by the holders of shares entitled to vote at the Annual Meeting. (Proxies cannot be voted for a greater number of persons than the number of nominees listed in the Proxy Statement.) The Board of Directors of Ampal unanimously recommends the election of the following persons to the Board of Directors: Yosef A. Maiman, Jack Bigio, Leo Malamud, Dr. Joseph Yerushalmi, Michael Arnon, Yehuda Karni, Eitan Haber and Menahem Morag. Set forth below is information about each nominee, including biographical data for at least the last five years.

Q:	How many votes are needed for the ratification of the appointment of Kesselman & Kesselman as the independent auditors of the Company for the fiscal year ending December 31, 2004?

     The ratification of the appointment of Kesselman & Kesselman as the independent auditors of the Company for the fiscal year ending December 31, 2004 requires a plurality of the votes cast by the holders of shares entitled to vote at the Annual Meeting. The Board of Directors of Ampal unanimously recommends the ratification of the appointment of Kesselman & Kesselman as the Company’s independent auditors for the fiscal year ending December 31, 2004.

Q:	Can I abstain?

     Yes, however, abstentions and “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular matter) will be counted for purposes of determining a quorum but will not have any effect on the election of directors or the ratification of the appointment of the Company’s auditors. Abstentions and broker non-votes will not be counted as votes cast for or against any other matter which may properly come before and be voted upon at the meeting.

Q:	Was there a change in the Independent Auditors of the Company during the Company’s two most recent fiscal years?

     On June 19, 2002, the Company’s Audit Committee recommended to the Board to dismiss Arthur Andersen LLP (“Andersen”) as the Company’s independent auditors and to engage Kesselman & Kesselman as the Company’s independent auditors for 2002. As recommended by the Audit Committee, on June 19, 2002, the Board nominated and engaged Kesselman & Kesselman as the Company’s independent auditors to replace Andersen. None of Andersen’s reports on the Company’s consolidated financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years ended December 31, 2001, and through June 19, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on the Company’s consolidated financial statements for such years; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing statements and received a letter from Andersen stating its agreement with such statements. The Company filed this letter as an exhibit to its current report on Form 8-K filed with the SEC on June 20, 2002.

     During the Company’s two most recent fiscal years ended December 31, 2001, and through June 19, 2002, the Company did not consult Kesselman & Kesselman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Q:	Will any other matters be brought before the Annual Meeting?

     The management does not presently know of any other matters which will be brought before the Annual Meeting. If, however, other matters requiring the vote of the shareholders, not now known or contemplated, do properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named to vote the proxies held by them in accordance with their judgment in such matters.

THE FOLLOWING QUESTIONS AND ANSWERS RELATE TO THE NOMINEES FOR
ELECTION TO THE BOARD OF DIRECTORS.

Q:	How many directors does Ampal have?

     The Company’s By-Laws provide that the entire Board shall be constituted of not less than three and not more than twenty-nine persons, with the actual number serving set by the Board. In connection with the nomination of the persons listed below to the Board of Directors, the Board set the number of directors at eight. The Board recommends that the shareholders elect the eight persons nominated by the Board.

Q:	Who recommended the Company’s slate of nominees?

     All of the nominees for directors were nominated by the Board and recommended by management.

Q:	Who are the Board’s nominees for directors?

     The following is a description of each of the nominees for director setting forth their ages, their principal occupations and employment during the past five years and their tenure on the Board.

Name	Age	Position with Ampal	Director Since
Yosef A. Maiman	58	Chairman of the Board and Director	2002
Jack Bigio	38	President, Chief Executive Officer and Director	2002
Leo Malamud	52	Director	2002
Michael Arnon	78	Director	1986
Dr. Joseph Yerushalmi	66	Director	2002
Yehuda Karni	75	Director	2002
Eitan Haber	64	Director	2002
Menahem Morag	53	Director	2004

     YOSEF A. MAIMAN has been the Chairman of the Board of Ampal since April 25, 2002. Mr. Maiman has been President and Chief Executive Officer of Merhav M.N.F. Ltd. (“Merhav”), one of the largest international project development companies based in Israel, since its founding in 1975. Mr. Maiman is also the Chairman of the Board of Directors of Channel Ten, a commercial television station in Israel, the Chairman of the Board of Eltek Ltd. (“Eltek”), a developer and manufacturer of printed circuit boards, a member of the Board of Directors of the Middle East Task Force of the New York Council on Foreign Relations, Honorary Consul to Israel of Peru and Special Ambassador for the Government of Turkmenistan. Mr. Maiman is also member of the Board of Trustees of the Tel Aviv University, Chairman of the Israeli Board of the Jaffee Center for Strategic Studies at Tel Aviv University, a member of the Board of Governors of Ben Gurion University, and the Chairman of the Board of Trustees of the International Policy Institute for Counter Terrorism.

     JACK BIGIO, has been the President and Chief Executive Officer of Ampal since April 25, 2002, and a director of Ampal since March 2002. From 1998 until April 2002, Mr. Bigio held various officer positions at Merhav, most recently as the Senior Vice President - Operations and Finance. Mr. Bigio is also a director of Eltek.

     LEO MALAMUD has been a director of Ampal since March 2002. Since 1996, Mr. Malamud has served as the Senior Vice President of Merhav. Mr. Malamud is also a director of Eltek.

     MICHAEL ARNON was Chairman of the Board of Directors of Ampal from November 1990 until July 1994, when he retired. Mr. Arnon has been a director of Ampal since 1986. From July 1986 until November 1990, Mr. Arnon was President and Chief Executive Officer of Ampal.

     Dr. JOSEPH YERUSHALMI has been Senior Vice President - Head of Energy and Infrastructure Projects of Merhav since 1995. He has been a director of Ampal since August 16, 2002.

     YEHUDA KARNI was a senior partner in the law firm of Firon Karni Sarov & Firon, from 1961 until his retirement in 2000. He has been a director of Ampal since August 16, 2002.

     EITAN HABER was the Head of Bureau for the former Prime Minister of Israel, Yitzhak Rabin, from July 1993 until November 1995. Since 1996, Mr. Haber has been the President and Chief Executive Officer of Geopol Ltd., which represents the Korean conglomerate Samsung in Israel and the Middle East; Kavim Ltd., a production and project development company; and Adar Real Estate Ltd., a real estate company. Mr. Haber is also a member of various non-profit organizations. He has been a director of Ampal since August 16, 2002.

     MENAHEM MORAG has been a director of Ampal since January 27, 2004. From 1996 to 1999, Mr. Morag was the Head of Finance and Budget at the Israeli Prime Minister’s office in Tel Aviv. From 1999 to 2001, Mr. Morag was the Controller and Ombudsman at the Israeli Prime Minister’s office in Tel Aviv. From 2001 to 2003, Mr. Morag was the Head of Human Resources Department at the Israeli Prime Minister’s office in Tel Aviv. Since 2003, Mr. Morag has been the Head of the Council of the Pensioners Association of the Israeli Prime Minister’s office in Tel Aviv.

Q:	What happens if a nominee becomes unavailable for election?

     In case any nominee should become unavailable for election to the Board for any reason, which is presently neither known nor contemplated, the persons named in the proxy will have discretionary authority in that instance to vote the proxies for a substitute.

Q:	How long will each director serve?

     Each director will serve for a term of one year and until his successor shall be elected and qualified.

Q:	What type of compensation do directors receive?

     During the fiscal year ended December 31, 2003, directors of Ampal (other than Mr. Bigio) received $750 per meeting of the Board attended. Since January 1, 2004, Directors of Ampal (other than Mr. Bigio) receive $1,500 per meeting of the Board attended. The Chairman of the Board receives $2,000 per meeting of the Board attended. Such persons also receive the same amount for attendance at meetings of committees of the Board, provided that such committee meetings are on separate days and on a day other than the day of a regularly scheduled Board meeting.

     On August 16, 2002, each of Yehuda Karni, Michael Arnon and Eitan Haber, each of whom is a non-employee director of the Company, were issued 15,000 options under the 2000 Plan to purchase shares of Class A Stock of the Company at an exercise price of $3.12 per share, the closing price of the Class A Stock on The Nasdaq Stock Market, Inc. on the date of issuance. On August 16, 2002, Dr. Joseph Yerushalmi and Leo Malamud, each of whom is a non-employee director of the Company, were issued 100,000 and 150,000 options, respectively, under the 2000 Plan to purchase shares of Class A Stock of the Company at an exercise price of $3.12 per share, the closing price of the Class A Stock on The Nasdaq Stock Market, Inc. on the date of issuance. On March 24, 2004, Menahem Morag, who is a non-employee director of the Company, was issued 15,000 options under the 2000 Plan to purchase shares of Class A Stock of the Company at an exercise price of $3.13 per share, the closing price of the Class A Stock on The Nasdaq Stock Market, Inc. on the date of issuance.

Q:	Does the Board of Directors have any committees?

     Yes. The Board of Directors has the following standing committees: Audit Committee, Executive Committee and Stock Option and Compensation Committee. The Board will elect new members to the committees following the Annual Meeting. For the fiscal year ended December 31, 2003, the members, activities and functions of the various committees are set forth below. In addition, the reports of the Audit Committee and Stock Option and Compensation Committee are also set forth below.

     Because Noy owns more than 50% of the voting power in the Company, the Company is deemed to be a “controlled company” under the rules of the Nasdaq National Market (“Nasdaq”). As a result, the Company is exempt from the Nasdaq rules that require listed companies to have (i) a majority of independent directors on the Board, (ii) a compensation committee and nominating committee composed solely of independent directors, (iii) the compensation of executive officers determined by a majority of independent directors or a compensation committee composed solely of independent directors and (iv) a majority of the independent directors or a nominating committee composed solely of independent directors elect or recommend director nominees for selection by the Board.

Code of Business Conduct and Ethics

     The Company has adopted a (i) Code of Ethics for the Company’s Senior Financial Officers and (ii) Code of Conduct applicable to all of the Company’s employees and directors.  These codes, which are both designed to insure that the Company’s business is conducted in a consistently legal and ethical manner, address specific areas of professional conduct, including conflicts of interest, fair dealing and the strict adherence to all laws and regulations applicable to the conduct of the Company’s business.  Copies of the Company’s Code of Ethics for Senior Financial Officers and Code of Conduct are available on the Company’s website at www.ampal.com.

Communications Between Shareholders and the Board of Directors

     Shareholders and other interested persons seeking to communicate with the Board should submit any communications in writing to the Company’s Secretary, Ampal-American Israel Corporation, 111 Arlozorov Street, Tel Aviv, Israel 62098. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Company’s Secretary will forward such communication to the full Board or to any individual director or directors to whom the communication is directed.

Policy Governing Director Nominations

     As stated above, because Noy owns more than 50% of the voting power in the Company, the Company is deemed to be a “controlled company” under the Nasdaq rules. Because the Company is a “controlled company”, the Board has elected not to establish a separate nominating committee or formal rules governing director nominations from shareholders. In the event of any vacancy on the Board, or in the event that the Board is to be expanded, the Board will determine at such time the appropriate procedures for filling the vacancy or additional position. The Board may decide at such time to authorize a committee of the Board of Directors to conduct the search for a director and to recommend nominations to the full Board of Directors.

     Minimum Qualifications. The Company does not set specific criteria for directors except to the extent required to meet applicable legal, regulatory and stock exchange requirements, including, but not limited to, the independence requirements of the Nasdaq and the SEC, as applicable. Nominees for director will be selected on the basis of outstanding achievement in their personal careers; board experience; wisdom; integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to the Board duties. While the selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, the Board believes that each director should have a basic understanding of (i) principal operational and financial objectives and plans and strategies of the Company, (ii) results of operations and financial condition of the Company and of any significant subsidiaries and investee companies, and (iii) the relative standing of the Company, its business segments and investee companies in relation to it competitors.

The Board also may consider (i) whether a candidate would be deemed to be “independent” under the applicable laws, rules and regulations, (ii) whether the candidate’s existing business commitments would interfere with the candidate’s ability to devote sufficient time to discharge his or her duties as a director and (ii) the input of Noy, the Company’s majority shareholder.

Audit Committee

     The Audit Committee currently consists of Messrs. Arnon, Karni, Haber and Morag, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers, Inc. and the rules promulgated by the Securities and Exchange Commission. From January 1, 2003 through January 26, 2004, the Audit Committee was composed of Messrs. Arnon, Karni and Haber. Mr. Morag became a member of the Audit Committee on January 27, 2004. The Board has determined that Mr. Morag is an “audit committee financial expert” for purposes of the rules promulgated by the Securities and Exchange Commission. The Audit Committee held nine meetings and acted once by written consent during the fiscal year ended December 31, 2003.

     The Audit Committee assists the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, including the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company’s systems of internal accounting and financial controls, and the annual independent audit of the Company’s financial statements. The Audit Committee also has the duty and responsibility of approving all transactions between the Company, on the one hand, and any officer, director, or affiliate thereof, on the other hand, or in which any officer, director or affiliate has a material interest. A full description of the Audit Committee’s primary responsibilities is contained in the Audit Committee’s written charter, a copy of which is included as Appendix A to this Proxy Statement.

Report of the Audit Committee

To the Board of Directors of Ampal-American Israel Corporation:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2003.

We have discussed with Kesselman & Kesselman the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

          We have received the written disclosures and the letter from Kesselman & Kesselman required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with them their independence from the Company and management.

          Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

AUDIT COMMITTEE

Michael Arnon, Chairman
Yehuda Karni
Eitan Haber
Menahem Morag

          Audit Fees: The fees of Kesselman & Kesselman for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 and reviewing the financial statements included in the Company’s quarterly reports on Form 10-Q were $223,000 and $150,000, respectively. Fees billed to the Company by Andersen for reviewing the financial statements included in the Company’s quarterly report for the fiscal quarter ended March 31, 2002 amounted to $37,000.

          Tax Fees: Kesselman & Kesselman’s tax fees for the fiscal years ended December 31, 2003, were $103,600. No tax fees were billed for services rendered by Andersen for the fiscal year ended December 31, 2002.

          All Other Fees: Kesselman & Kesselman’s fees for other services for the fiscal year ended December 31, 2003, were $49,200 respectively. No other services fees were billed for services rendered by Andersen for the fiscal year ended December 31, 2002.

     All of the services provided by our principal accounting firm described above under the captions “Audit Fees”, “Tax Fees” and “All Other Fees” were approved by our Audit Committee. The Audit Committee has determined that the rendering of professional services described above by Kesselman & Kesselman is compatible with maintaining the auditor’s independence.

Audit Committee Pre-Approval Policies

     The Company’s Audit Committee Charter provides that the Audit Committee shall approve in advance all audit services and all non-audit services provided by the independent auditors based on policies and procedures developed by the Audit Committee from time to time. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

     Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

Executive Committee

     The Executive Committee meets as necessary between regularly scheduled meetings of the Board and, consistent with certain statutory limitations, exercises all authority of the Board. During the fiscal year ended December 31, 2003, the Executive Committee of the Board was composed of the following individuals: Jack Bigio, Leo Malamud, Dr. Joseph Yerushalmi and Yehuda Karni.

     The Executive Committee did not hold any meetings but acted three times by written consent during the fiscal year ended December 31, 2003.

Stock Option and Compensation Committee

     The Stock Option and Compensation Committee administers the Company’s stock option plans and other option grants and determines the Company’s policies regarding executive compensation. Since August 16, 2002, the members of the Stock Option and Compensation Committee are Michael Arnon, Yehuda Karni and Eitan Haber. The Stock Option and Compensation Committee met one time and acted once by written consent during the fiscal year ended December 31, 2003.

Report of the Stock Option and Compensation Committee

     The Stock Option and Compensation Committee’s executive compensation policy strives to provide compensation rewards based upon both corporate and individual performance while maintaining a relatively simple compensation program in order to avoid the administrative costs which the Stock Option and Compensation Committee believes are inherent in multiple complex compensation plans and agreements.

     The determination of compensation ranges for executive officers reflect a review of salaries and bonuses for executive officers holding similar positions in companies of relatively comparable size and orientation. However, in making compensation decisions, the Stock Option and Compensation Committee remains cognizant of the Board of Directors’ responsibility to enhance shareholder value. The Stock Option and Compensation Committee utilizes cash bonuses, when it feels a bonus is merited, based on factors such as an executive’s individual performance. The Company has available a long-term incentive for executives to both remain in the employ of the Company and to strive to maximize shareholder value through the 1998 Plan and 2000 Plan, which aligns the interests of executives with those of shareholders.

     Determination of Jack Bigio’s compensation as the Company’s Chief Executive Officer for the fiscal year ended December 31, 2003 reflects a comparison with chief executive officer compensation of companies of relatively comparable size and orientation, but also reflects recognition of Mr. Bigio’s ongoing contribution to the growth, success and profitability of the Company. On August 16, 2002, Mr. Bigio was granted 150,000 options pursuant to the 2000 Plan to purchase shares of Class A Stock of the Company at an exercise price of $3.12 per share, the closing price of the Class A Stock on The Nasdaq Stock Market, Inc. on the date of issuance. These options vest in equal installments of 9,375 shares beginning on November 16, 2002 and each three month anniversary thereafter, except that a portion of the options may vest on an accelerated basis upon the achievement of certain performance criteria. In negotiating the number of shares subject to the option grant, the Stock Option and Compensation Committee took into account the past option grants made to other executive officers, Mr. Bigio’s rank and responsibilities and Mr. Bigio’s expected contributions to the Company. In addition, the Stock Option and Compensation Committee sought to provide a significant incentive for Mr. Bigio to enhance stockholder value. Mr. Bigio did not receive an additional option grant during 2003.

STOCK OPTION AND COMPENSATION COMMITTEE

Michael Arnon, Chairman
Yehuda Karni
Eitan Haber

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Stock Option and Compensation Committee are Mr. Michael Arnon, Mr. Yehuda Karni and Mr. Eitan Haber, none of whom is an officer or employee or former officer or employee of the Company (other than Mr. Arnon who previously served as Chairman of the Board of Directors of the Company from November 1990 until July 1994 and President and Chief Executive Officer of the Company from July 1986 until November 1990). During 2003, no executive officer of the Company served on the Stock Option and Compensation Committee, or the Board of Directors of another entity whose executive officer(s) served on the Company’s Stock Option and Compensation Committee of the Board of Directors.

Q:	Did all directors attend all of the Board and Committee meetings in 2003?

     All directors attended more than 75% of the aggregate of (1) the total number of meetings of the Board held during the fiscal year ended December 31, 2003 for which such individual was a director and (2) the total number of meetings held by all committees of the Board on which such individual served in the fiscal year ended December 31, 2003 (during the period of such service). In total, the Board held eight regularly scheduled meetings during the fiscal year ended December 31, 2003 and acted once by written consent during fiscal 2003.

     Although the Company has no formal policy requiring director attendance at the Company’s annual meeting of shareholders, the Chief Executive Officer, who is currently a member of the Board of Directors, and the Chairman of the Board, are both encouraged to attend the annual meeting of shareholders. The other members of the Board of Directors are welcome to attend the annual meeting of shareholders. Last year, five directors attended the Company’s 2003 annual meeting of shareholders.

Q:	Who are the Company’s executive officers?

     Executive officers are elected annually by the Board of Directors. The persons appointed by the Board of Directors to serve as executive officers are described below. The descriptions of Mr. Maiman, Chairman of the Board of Directors of Ampal, and Mr. Bigio, Chief Executive Officer and President of Ampal, can be found above with the descriptions of the nominees for the Board. The following is a description of the executive officers, other than Messrs. Maiman and Bigio, their ages, their positions and offices with Ampal or its subsidiaries and their principal occupations and employment during the past five years.

     SHLOMO SHALEV, 42, has been Senior Vice President - Investments since May 2002. From August 1997 through April 2002, Mr. Shalev was Vice President of Ampal Industries (Israel) Ltd, a wholly owned subsidiary of the Company. From August 1994 through July 1997, Mr. Shalev was the Israeli Consul for Economic Affairs in the northwest region of the United States.

     DAFNA SHARIR, 35, has been Senior Vice President - Investments since May 2002. From March 1999 through April 2002, Ms. Sharir was a Director of Mergers and Acquisitions of Amdocs Limited. From July 1998 through February 1999, Ms. Sharir was an international tax consultant at Kost Forer & Gabay, a member of Ernst & Young International.

     IRIT ELUZ, 37, has been the Chief Financial Officer, Vice President - Finance and Treasurer since May 2002. From January 2000 through April 2002, Ms. Eluz was the Associate Chief Financial Officer of Merhav. From June 1995 through December 1999, Ms. Eluz was the Chief Financial Officer of Kamor Group.

     YORAM FIRON, 35, has been Secretary and Vice President - Investments and Corporate Affairs since May 2002. During the preceding five years, Mr. Firon was a Vice President of Merhav and a partner in the law firm of Firon Karni Sarov & Firon.

     AMIT MANTSUR, 34, has been Vice President – Investments since March 2003. From September 2000 through December 2002, Mr. Mantsur served at Alrov Group as Strategy & Business Development Manager. From February 1997 through September 2000, Mr. Mantsur was a projects manager at the Financial Advisory Services of KPMG Somekh Chaikin.

     GIORA BAR-NIR, 47, has been the Controller since March 2002. During the preceding five years, Mr. Bar-Nir was the Controller of the Israeli subsidiaries of Ampal.

Q:	How are the Company’s executives compensated?

     The table below presents information regarding remuneration paid for services to Ampal and its subsidiaries by the executive officers named below during the three fiscal years ended December 31, 2003, 2002 and 2001.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salaries $		Bonus $	Other Annual Compensation(6) $	Number of Securities Underlying Options(7)		All Other Compensation(8) $

Yosef A. Maiman(1)(9)
Chairman of the Board	2003	506,849		155,953	25,570	–		2,002
	2002	324,376		–	15,765	250,000		410

Jack Bigio(2)(9)	2003	257,547		106,189	71,777	–		88,389
President and CEO	2002	280,130	(10)	43,498	150,000	40,740

Dafna Sharir(4)(9)	2003	211,557		64,052	45,031	–		48,041
Senior Vice President	2002	116,192		25,726	90,000	25,069
Investments

Irit Eluz(4)(9)	2003	183,959		55,698	39,631	–		42,000
CFO – Vice President	2002	100,993		21,959	78,500	21,735
Finance and Treasurer

Shlomo Shalev(3)	2003	167,093		34,254	33,048	–		41,712
Senior Vice President	2002	149,225		63,240	27,815	90,000		37,279
Investment	2001	143,093		61,406	17,408	20,000	(5)	36,137

(1)	Mr. Maiman has been employed by Ampal since April 25, 2002 as Chairman of the Board. Mr. Maiman is entitled to receive a base salary of $483,000 (payable in NIS) per annum (plus benefits

(2)	Mr. Bigio has been employed by Ampal since April 25, 2002 as President and CEO. Mr. Bigio is entitled to receive a base salary of $250,000 (payable in NIS) per annum (plus benefits).

(3)	Mr. Shalev was appointed Senior Vice President of Investment since May 21, 2002.

(4)	Employed by Ampal since April 25, 2002.

(5)	Expired on February 20, 2003.

(6)	Consists of amounts reimbursed for the payment of taxes.

(7)	Represents the number of shares of Class A Stock underlying options granted to the named executive officers.

(8)	Comprised of Ampal (Israel’s) contribution pursuant to: (i.) Ampal (Israel’s) pension plan and (ii.) Ampal (Israel’s) education fund and (iii.) use of car and (iv.) use of mobile phone.

(9)	Entitled to six months of annual base salary upon a change of control of Ampal.

(10)	Includes $86,481 payment advance that has been returned on February 1, 2003.

Q:	How many options do the executive officers own?

Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year Ended December 31, 2003		Unrealized Value of In-the-Money Options

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Yosef A. Maiman	78,125	171,875	$243,750	$536,250
Jack Bigio	46,875	103,125	$146,250	$321,750
Dafna Sharir	28,125	61,875	$87,750	$193,050
Irit Eluz	24,531	53,969	$76,537	$168,383
Shlomo Shalev	28,125	61,875	$87,750	$193,050

Option Grants In Last Fiscal Year

          No stock options to purchase our Class A Stock were granted to our named executive officers during fiscal year ended December 31, 2003.

Q:	What other benefits does the Company provide for its employees?

     Ampal maintains a money purchase pension plan (“Pension Plan”) for its eligible employees. Eligible employees are all full-time employees of Ampal except non-resident aliens outside the United States, night-shift employees and employees represented by a collective bargaining unit. Ampal’s contribution is equal to 7% of each employee’s compensation plus 5.7% of the compensation in excess of the Social Security taxable wage base for that year. As of the Record Date, Ampal has no employees entitled to any benefits under the Pension Plan.

     Employees become vested in amounts contributed by Ampal depending on the number of years of service, as provided in the following table:

Years of Service	Vested Percentage

less than 2 years	0%
2 but less than 3 years	20%
3 but less than 4 years	40%
4 but less than 5 years	60%
5 but less than 6 years	80%
6 or more years	100%

     Benefits under the Pension Plan are paid in a lump sum, in an annuity form or in installments.

     Ampal maintains a savings plan (the “Savings Plan”) for its eligible employees pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible employees are all employees of Ampal except non-resident aliens, night-shift employees and employees represented by a collective bargaining unit. Participation by employees in the Savings Plan is voluntary. Participating employees may direct that a specific percentage of their annual compensation (up to 15%) be contributed to a self-directed 401(k) savings account. The amount which any employee could contribute to his or her 401(k)savings account in 2003 was limited under the Code to $11,000. Effective January 1, 1996, the Savings Plan was amended so that Ampal matches 50% of each employee’s contribution up to a maximum of 3% of the employee’s compensation. Employees who were eligible to participate in the Savings Plan as of December 31, 1995, are 100% vested at all times in the account balances maintained in their 401(k) savings account. As of the Record Date, Ampal has no employees entitled to any benefits under the Pension Plan. Employees who became eligible to participate in the Savings Plan on or after January 1, 1996, become vested in amounts contributed by Ampal depending on the number of years of service, as provided in the following table:

Years of Service	Vested Percentage

Less than 2 years	0%
2 but less than 3 years	20%
3 but less than 4 years	40%
4 but less than 5 years	60%
5 but less than 6 years	80%
6 or more years	100%

     Benefits under the Savings Plan are required to be paid in a single, lump-sum distribution. Payment is usually made after termination of employment.

Q:	Does Ampal have an active stock option plan?

     In March 1998, the Board approved a Long-Term Incentive Plan (’’1998 Plan’’) permitting the granting of options to all employees, officers, directors and consultants of the Company and its subsidiaries to purchase up to an aggregate of 400,000 shares of Class A Stock. The 1998 Plan was approved by a majority of the Company’s shareholders at the June 19, 1998 annual meeting of shareholders. The plan remains in effect for a period of ten years. As of December 31, 2003, 119,100 options of the 1998 Plan are outstanding.

     On February 15, 2000, the Stock Option Committee, a predecessor committee to the Stock Option and Compensation Committee, approved a new Incentive Plan (“2000 Plan”), under which the Company has reserved 4 million shares of Class A Stock, permitting the granting of options to all employees, officers and directors. The 2000 Plan was approved by the Board of Directors at a meeting held on March 27, 2000 and was approved by a majority of the Company’s shareholders at the June 29, 2000 annual meeting of shareholders. The plan remains in effect for a period of ten years. As of December 31, 2003, 1,277,000 options of the 2000 Plan are outstanding.

     The options granted under the 1998 Plan and the 2000 Plan (collectively, the “Plans”) may be either incentive stock options, at an exercise price to be determined by the Stock Option and Compensation Committee (the “Committee”) but not less than 100% of the fair market value of the underlying options on the date of grant, or non-incentive stock options, at an exercise price to be determined by the Committee. The Committee may also grant, at its discretion, “restricted stock,” “dividend equivalent awards,” which entitle the recipient to receive dividends in the form of Class A Stock, cash or a combination of both and “stock appreciation rights,” which permit the recipient to receive an amount in the form of Class A Stock, cash or a combination of both, equal to the number of shares of Class A Stock with respect to which the rights are exercised multiplied by the excess of the fair market value of the Class A Stock on the exercise date over the exercise price. The options granted under the Plans were granted either at market value or above.

     Under each of the Plans, all granted but unvested options become immediately exercisable upon the occurrence of a change in control of the Company. On February 26, 2002, the controlling shareholder of the Company, Rebar Financial Corp., agreed to sell all of its stock in the Company to Y.M. Noy Investments Ltd. Accordingly, all options granted but unvested under the Plans were immediately exercisable.

THE FOLLOWING QUESTIONS AND ANSWERS RELATE TO THE COMPANY’S
CLASS A STOCK

Q:	How has the Company’s stock performed over the past five years?

     The following graph compares the percentage change in cumulative total return (change in the stock price plus reinvested dividends) of Ampal Class A Stock, the S&P composite - 500 Index and a peer group index composed of Koor Industries (an Israeli holding company) and First Israeli Fund (an American closed-end fund that acquires equity interests in companies located in Israel) for the period December 31, 1998 through December 31, 2003. The stock price performances shown on the graph are not intended to forecast or be indicative of future price performance.

Q:	Who are Ampal’s principal shareholders?

     The following table sets forth information as of September 24, 2004, as to the holders known to Ampal who beneficially own more than 5% of the Class A Stock, the only outstanding series of voting securities of Ampal. For purposes of computation of the percentage ownership of Class A Stock set forth in the table, conversion of any 4% Cumulative Convertible Preferred Stock (the “4% Preferred Stock”) and 6 1/2% Cumulative Convertible Preferred Stock (the “6 1/2% Preferred Stock”) owned by such beneficial owner has been assumed, without increasing the number of shares of Class A Stock outstanding by amounts arising from possible conversions of convertible securities held by shareholders other than such beneficial owner. As of September 24, 2004, there were 19,872,305 (not including treasury shares) shares of Class A Stock of Ampal outstanding. In addition, as of September 24, 2004, there were 540,301 (not including treasury shares) non-voting shares of 6 1/2% Preferred Stock outstanding (each convertible into 3 shares of Class A Stock) outstanding and 121,382 (not including treasury shares) non-voting shares of 4% Preferred Stock outstanding (each convertible into 5 shares of Class A Stock).

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Title of Class	Amount of Shares and Nature of Beneficial Ownership		Percent of Outstanding Shares of Class A Stock

Y.M Noy Investments Ltd., of 33	Class A Stock	11,750,132 shs.	(1)	59.13%
Havazelet Hasharon st., Herzliya,
Israel

Yosef A. Maiman	Class A Stock	11,890,757 shs.	(1)(2)	59.42%
Y.M Noy Investments Ltd., of 33
Havazelet Hasharon st., Herzliya,
Israel

Ohad Maiman	Class A Stock	11,750,132 shs.	(1)	59.13%
Y.M Noy Investments Ltd., of 33
Havazelet Hasharon st., Herzliya,
Israel

Noa Maiman	Class A Stock	11,750,132 shs.	(1)	59.13%
Y.M Noy Investments Ltd., of 33
Havazelet Hasharon st., Herzliya,
Israel

(1)

Consists of 11,750,132 shares of Class A Stock held directly by Y.M Noy Investments Ltd. Yosef A. Maiman owns 100% of the economic shares and one-third of the voting shares of Noy. In addition, Mr. Maiman holds an option to acquire the remaining two-thirds of the voting shares of Noy (which are currently owned by Ohad Maiman and Noa Maiman, the son and daughter, respectively, of Mr. Maiman).

(2)	Includes 140,625 shares of Class A Stock underlying options which are presently exercisable as of September 24, 2004 or exercisable within 60 days of such date by Mr. Maiman.

Q:	What percentage of Class A Stock do the directors and officers own?

     The following table sets forth information as of September 24, 2004 as to each class of equity securities of Ampal or any of its subsidiaries beneficially owned by each director and named executive officer of Ampal listed in the Summary Compensation Table and by all directors and named executive officers of Ampal as a group. All ownership is direct unless otherwise noted. The table does not include directors or named executive officers who do not own any such shares:

Name	Amount of Shares and Nature of Beneficial Ownership of Class A Stock		Percent of Outstanding Shares of Class A Stock

Yosef Maiman	11,890,757	(1)	59.42%
Jack Bigio	84,375	(2)	*
Shlomo Shalev	50,625	(2)(3)	*
Dafna Sharir	50,625	(2)	*
Irit Eluz	44,156	(2)	*
Leo Malamud	84,375	(2)	*
Dr. Josef Yerushalmi	56,250	(2)	*
Eitan Haber	8,438	(2)	*
Yehuda Karni	8,438	(2)	*
Michael Arnon	23,438	(2)	*
Menahem Morag	1,875	(2)	*
All Directors and Executive Officers
as a Group	12,303,352		60.24%

*	Represents less than 1% of the class of securities.

(1)

Attributable to 11,750,132 shares of Class A Stock held directly by Y.M Noy Investments Ltd.. See “Security Ownership of Certain Beneficial Owners.” In addition, this represents 140,625 shares underlying options for Yosef Maiman which are presently exercisable as of September 24, 2004 or exercisable within 60 days of such date by Mr. Maiman.

(2)	Represents shares underlying options which are presently exercisable as of September 24, 2004 or exercisable within 60 days of such date.

(3)	On February 20, 2003, 545,000 of Mr. Shalev’s options were cancelled pursuant to an agreement between the Company and Mr. Shalev. Mr. Shalev received no value in connection with such cancellation.

MISCELLANEOUS INFORMATION

Q:	Have the Company’s officers, directors and shareholders filed all appropriate beneficial ownership reports with the SEC?

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Ampal’s executive officers and directors, and persons who own more than 10% of a registered class of Ampal’s equity securities, to file with the Securities and Exchange Commission initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of Class A Stock of Ampal. To the Company’s knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required, all filing requirements applicable to its executive officers, directors, and greater than 10% shareholders were met.

Q:	Does the Company enter into transactions with affiliated parties?

     The Audit Committee of Ampal has the duty and responsibility of reviewing and approving all transactions between Ampal, on the one hand, and any officer, director, or affiliate thereof, on the other hand, or in which any officer, director or affiliate has a material interest. The Audit Committee reviews and passes upon the fairness of any business dealings and arrangements between Ampal and any such affiliated party.

Q:	Does the Company have directors and officer liability insurance?

     Effective January 29, 2004, the Company purchased a directors and officers liability policy in the aggregate amount of $25,000,000 issued by Indian Harbor Insurance Company (XL). The cost of the policies, which expire January 28, 2005, was $510,000.

Q:	When are shareholder proposals for the 2005 meeting due?

     Any holder of Class A Stock who wishes to submit a proposal to be presented at the next annual meeting of shareholders must forward such proposal to the Secretary of the Company at the address in the Notice of Annual Meeting so that it is received by the Company no later than June 8, 2005. Such a proposal must comply with such rules as may be prescribed from time to time by the SEC regarding proposals of security holders.

By Order of the Board of Directors,

JACK BIGIO
President and Chief Executive Officer

October 8, 2004

APPENDIX A

Ampal-American Israel Corporation

AUDIT COMMITTEE CHARTER

I. Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board” or “Board of Directors”) of Ampal-American Israel Corporation (the “Company”) to assist the Board in its oversight responsibilities relating to (1) the integrity of the financial statements of the Company and its financial reporting process, (2) internal and external auditing and the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, (4) the integrity of the Company’s systems of internal accounting and financial controls, and (5) the compliance by the Company with legal and regulatory requirements.

II. Committee Membership

The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. and applicable law, including the Sarbanes-Oxley Act of 2002 (the “Act”). All members of the Committee must be able to read and understand fundamental financial statements at the time of their appointment and at least one member of the Committee shall be an “audit committee financial expert,” as defined under the Act and the regulations promulgated thereunder, unless the Board shall have determined that the members of the Committee have sufficient expertise in financial statement oversight that such expert is not necessary, which determination shall be disclosed in the Company’s applicable Form 10-K.

The members of the Committee shall be appointed by the Board. Committee members may be replaced by the Board.

III. Committee Authority and Responsibility

  The Committee shall be solely responsible for the appointment and retention (or termination) of the independent auditor, and shall be solely responsible for the compensation and oversight of the work of the independent auditor. The independent auditor shall report directly to the Committee.

  The Committee shall have the authority to engage independent counsel, accounting or other advisors to advise the Committee as it determines appropriate to assist in the full performance of its functions.

  The Committee shall approve in advance all audit services and all non-audit services provided by the independent auditors based on policies and procedures developed by the Committee. The Company shall provide the Committee with appropriate funding, as determined by the Committee, to (i) compensate the registered public accounting firm engaged for the purpose of rendering an audit report or related work or performing other audit, review or attest services, (ii) compensate any advisers employed by the Committee, and (iii) reimburse the Committee for its administrative expenses.

  The Committee shall meet as often as it determines, but not less frequently than quarterly.

  The Committee may form and delegate authority to subcommittees when appropriate.

  The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

  The Committee shall meet with management, the internal auditors, if any, and the independent auditor in separate executive sessions at least quarterly.

  The Committee shall make regular reports to the Board and shall submit the minutes of its meetings to the Board.

  The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

  The Committee shall provide a copy of the Charter to be included as an appendix the Company’s proxy statement.

  The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

  The Committee shall annually review and evaluate the Committee’s own performance.

The Committee’s policies and procedures shall remain flexible in order to best react to changing conditions and to help ensure that the Company’s accounting and reporting practices are in accord with all requirements and are of the highest quality. In carrying out its responsibilities, the Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

               1. Review and discuss with management and the independent auditor, prior to filing, the annual audited financial statements, including disclosures made in the Company’s annual report on Form 10-K and management’s discussion and analysis.

               2. Recommend to the Board of Directors, based upon a review of the Company’s audited financial statements and discussions with management and the independent auditor, and a written statement provided by management, whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

               3. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s reviews of the quarterly financial statements.

               4. Obtain from the independent auditor a report of all critical accounting policies and practices, all alternative treatments of financial information that have been discussed and the ramifications of such alternate treatments, including the treatment preferred by the independent auditor, and all material communications between the independent auditor and management.

               5. Review analyses prepared by management setting forth the significant financial reporting issues or judgments made in connection with the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

2

               6. Approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditors, if any.

               7. Discuss with management and the independent auditor the effect of regulatory and accounting developments as well as off-balance sheet structures on the Company’s financial statements.

               8. Inquire of management, the internal auditor, if any, and the independent auditor about any potential financial risks or exposures and assess the steps management should take or has taken to identify and minimize such risk.

               9. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including the management letter provided by the independent auditor and the Company’s response to that letter, and any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

               10. Discuss with management, the internal auditor, if any, and the independent auditor the adequacy and effectiveness of the Company’s internal controls.

               11. Review with the Chief Executive Officer and the Chief Financial Officer the Company’s disclosure controls and procedures and review periodically, but in no event less frequently than quarterly, management’s conclusions about the efficacy of such disclosure controls and procedures.

Oversight of the Company’s Relationship with the Independent Auditor

               12. Review the experience and qualifications of the senior members of the independent auditor team.

               13. Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any issues raised in clause (b) above, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and the internal auditor, if any. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

               14. Adopt a policy of rotating the lead and concurring audit partner every five years and consider whether in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

               15. Recommend to the Board guidelines for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

               16. Discuss with the international office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

3

               17. Meet with the independent auditors and the financial management to review the scope of the audit proposed for the current year and the audit procedures to be utilized, and at its conclusion, review the audit, including the comments or recommendations of the independent auditors.

Oversight of the Company’s Internal Audit Function

               18. Review the appointment and, if necessary, the replacement of the persons or entity performing the internal audit function.

               19. Review the significant reports to management prepared by the internal auditing function and management’s responses.

               20. Discuss with the independent auditor, the responsibilities, budget and staffing of the internal audit group, if any, and any recommended changes in the planned scope of the internal audit, if applicable.

               21. Review the internal audit function including the independence and authority of its reporting obligations, the audit plans proposed for the coming year, and the coordination of such plans with the work of the independent auditors.

Compliance Oversight Responsibilities

               22. Obtain from the independent auditor assurance that it is not aware of any circumstances that would require reporting under Section 10A of the Securities Exchange Act of 1934.

               23. Obtain reports from management and the Company’s internal audit function that the Company is in conformity with applicable legal requirements and the Company’s Code of Conduct and advise the Board with respect to such compliance.

               24. Review with management and the independent auditor and approve all transactions or courses of dealing with parties related to the Company.

               25. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

               26. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. Additionally, the Committee shall ensure that all such complaints are treated confidentially and anonymously, as set forth in Section 301 of the Act.

               27. Discuss with the Company’s counsel legal and regulatory matters that may have a material impact on the Company’s financial statements, and compliance policies and programs, including corporate securities trading policies.

               28. Perform any other activities consistent with this Charter as the Committee or the Board may deem necessary or appropriate.

4

Limitation of Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of the Company’s management and the independent auditor.

5

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Please mark your votes as indicated in this example		|X|	FOR all nominees listed to the left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the left	2.	RATIFICATION OF THE APPOINTMENT OF KESSELMAN & KESSELMAN, A MEMBER FIRM OF PRICEWATER-HOUSECOOPERS INTERNATIONAL LIMITED, AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.
1.	ELECTION OF DIRECTORS		☐	☐		FOR	AGAINST	ABSTAIN
Nominees:	01 Y. Maiman 03 L. Malamud 05 M. Arnon 07 E. Haber	02 J. Bigio 04 J. Yerushalmi 06 Y. Karni 08 M.Morag				☐	☐	☐
WITHHELD FOR: (INSTRUCTION: To withhold authority to vote for any individual nominee(s), print the name of such nominee(s) below.)					3.	IN THEIR DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POST-PONEMENT(S) THEREOF.

						Dated:__________________________________, 2004
						_____________________________________________
						Signature
						_____________________________________________
						Signature
Please sign exactly as name appears. In the case of joint tenancies, coexecutors or co-trustees, both should sign. If acting as attorney, executor, administrator, trustee, officer of a corporation, or in other representative capacity, please give full title under signature.

Ù FOLD AND DETACH HERE Ù

PROXY

AMPAL-AMERICAN ISRAEL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jack Bigio and Yoram Firon, and each of them, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of Class A Stock of Ampal-American Israel Corporation held of record by the undersigned on September 30, 2004, at the Annual Meeting of Shareholders to be held on October 20, 2004, and any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on all matters as further described in the accompanying Proxy Statement. By executing this Proxy, the undersigned hereby revokes any proxy previously given with respect to such shares. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and Annual Report.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” EACH OF THE BOARD OF DIRECTORS’ NOMINEES AND “FOR” PROPOSAL 2. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued, and to be signed and dated on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

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